UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Shareholder Approval of the Genco Shipping & Trading 2012 Equity Incentive Plan

On May 17, 2012, at our 2012 Annual Meeting of Shareholders (the “Annual Meeting”), our shareholders approved the Genco Shipping & Trading Limited 2012 Equity Incentive Plan.  This plan had previously been approved by our Board of Directors on March 27, 2012 and was subject to shareholder approval.  Our named executive officers may participate in our 2012 Equity Incentive Plan.  For a description of our 2012 Equity Incentive Plan, please see “Proposal No. 2 – Approval of Genco’s 2012 Equity Incentive Plan” in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2012, which description is incorporated herein by reference.  Such description is qualified in its entirety by reference to the full text of the 2012 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders of record on March 19, 2012 were entitled to vote 43,807,598 shares of the Company’s common stock (the “Common Stock”).  A total of 35,365,396 shares of Common Stock (80.72% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected three director nominees to hold office until the 2015 Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal, (ii) approved the Genco Shipping & Trading Limited 2012 Equity Incentive Plan, and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2012.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Election of Director Nominees

The voting results with respect to the election of director nominees were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Basil G. Mavroleon	19,000,430	4,817,609	0	11,547,357
Rear Admiral Robert C. North, USCG (ret.)	18,638,336	5,179,703	0	11,547,357
Harry A. Perrin	18,995,566	4,822,473	0	11,547,357

2012 Equity Incentive Plan

The voting results with respect to the Company’s 2012 Equity Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,877,608	5,631,376	309,055	11,547,357

Ratification of Appointment of Independent Certified Public Accountants

The voting results with respect to ratifying the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2012 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,126,439	857,728	381,229	0

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No. 10.1	Description Genco Shipping & Trading 2012 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE:  May 22, 2012

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary
 (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No. 10.1	Description Genco Shipping & Trading 2012 Equity Incentive Plan.